UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 28, 2016

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of the shareholders of the company was held on April 28, 2016.

(b)           At the meeting, the shareholders:

•	elected all 11 Director nominees named in the 2016 Proxy Statement to the company's Board of Directors;

•
approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis section of the 2016 Proxy Statement and the compensation of the company's executive officers named in the 2016 Proxy Statement, as disclosed therein;

•	ratified the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the fiscal year 2016.

The shareholders did not approve the following shareholder proposals: Policy for Share Repurchase Preference; Independent Board Chairman; Report on Lobbying Disclosure; and Take-Back Programs for Unused Medicines.

The following are the final voting results for each of the seven items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. C. Beckerle	1,880,530,167	17,533,853	3,991,543	449,840,303
D. S. Davis	1,880,229,333	17,270,384	4,555,846	449,840,303
I. E. L. Davis	1,883,846,159	13,739,729	4,469,675	449,840,303
A. Gorsky	1,805,441,097	85,549,938	11,064,528	449,840,303
S. L. Lindquist	1,876,819,255	21,279,684	3,956,624	449,840,303
M. B. McClellan	1,879,251,329	18,502,763	4,301,471	449,840,303
A. M. Mulcahy	1,838,387,158	59,522,463	4,145,942	449,840,303
W. D. Perez	1,839,909,877	57,593,615	4,552,071	449,840,303
C. Prince	1,832,184,383	65,089,103	4,782,077	449,840,303
A. E. Washington	1,855,086,155	42,581,365	4,388,043	449,840,303
R. A. Williams	1,843,773,343	53,758,872	4,523,348	449,840,303

2.    Advisory Vote to Approve Named Executive Officer Compensation:

For	1,763,021,715
Against	127,196,030
Abstain	11,837,818
Non-Votes	449,840,303

3.    Ratification of Appointment of Independent Registered Public Accounting Firm:
(PricewaterhouseCoopers LLP)

For	2,304,912,946
Against	39,230,456
Abstain	7,752,464

4.    Shareholder Proposal - Policy for Share Repurchase Preference:

For	36,511,886
Against	1,846,015,914
Abstain	19,527,763
Non-Votes	449,840,303

5.    Shareholder Proposal - Independent Board Chairman:

For	771,552,524
Against	1,117,996,799
Abstain	12,506,240
Non-Votes	449,840,303

6.    Shareholder Proposal - Report on Lobbying Disclosure:

For	169,701,946
Against	1,620,113,869
Abstain	112,239,748
Non-Votes	449,840,303

7. Shareholder Proposal - Take-Back Programs for Unused Medicines:

For	125,913,879
Against	1,628,498,682
Abstain	147,643,002
Non-Votes	449,840,303

Item 8.01  Other Events.

On April 28, 2016, the company announced that its Board of Directors declared a 6.7% increase in the quarterly dividend rate, from $0.75 to $0.80 per share. At the new rate, the indicated dividend on an annual basis is $3.20 per share compared to the previous rate of $3.00 per share. The next quarterly dividend is payable on June 7, 2016 to shareholders of record as of the close of business on May 24, 2016.

The company's related press release is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.      Description

99.1        Johnson & Johnson Press Release dated April 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: May 2, 2016	By:	/s/ Lacey P. Elberg
Lacey P. Elberg
Assistant Secretary